Hughes Retail Preferred Tracking Stock - Changes in Shareholders' Equity (Details) - DISH Network - Satellite and Tracking Stock Transaction $ in Thousands	Feb. 28, 2014 USD ($)
Net amount credited to shareholders' equity
Transferred net assets	$ 398,095
Offering costs, net of tax	(609)
Deferred income taxes	(144,496)
Net increase in shareholders’ equity	$ 252,990